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                                                                    Exhibit 10.4

                             SUPPLEMENTAL INDENTURE

     SUPPLEMENTAL INDENTURE dated as of December 21, 2005 (this "Supplemental Indenture"), among The Majestic Star Casino, LLC, an Indiana limited liability company (together with its successors and assigns, the "Company"), The Majestic Star Casino Capital Corp., an Indiana corporation (together with its successors and assigns, "Capital" and together with the Company, the "Issuers"), The Majestic Star Casino II, Inc., Buffington Harbor Parking Associates, LLC, Buffington Harbor Riverboats, L.L.C., and Majestic Star Casino Capital Corp. II (collectively, the "New Subsidiary Guarantors"), the Subsidiary Guarantors under the Indenture referred to below (the "Existing Subsidiary Guarantors"), and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, a national banking association, as trustee (the "Trustee") under the Indenture referred to below.

                                    RECITALS

     A. The Issuers, the Subsidiary Guarantors and the Trustee have heretofore become parties to an Indenture, dated as of October 7, 2003, as amended (as amended, supplemented, waived or otherwise modified, the "Indenture"), providing for the issuance of 9 1/2% Senior Secured Notes due 2010 of the Issuers (the "Notes").

     B. Section 10.13 of the Indenture provides that each of the New Subsidiary Guarantors, each a Restricted Subsidiary that has been formed or acquired after the date of the Indenture, must (i) become a Subsidiary Guarantor under the Indenture and execute and deliver to the Trustee a Subsidiary Guarantee in the form of Exhibit C attached thereto and a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which each such Restricted Subsidiary shall unconditionally guarantee all of the Issuers' Obligations as set forth in Section 10.8; and (ii) execute a Security Agreement (substantially in the form of the Security Agreement entered into on the Issue Date) and other Security Documents necessary or reasonably requested by the Trustee to grant the Trustee a valid, enforceable, perfected Lien on the Collateral described therein, subject only to Liens permitted under Section 4.12 of the Indenture; and (iii) cause each such Restricted Subsidiary to deliver to the Trustee an Opinion of Counsel, in form reasonably satisfactory to the Trustee, that (a) such Security Agreement, supplemental indenture and Subsidiary Guarantee have been duly authorized, executed and delivered by such Restricted Subsidiary and
(b) such Security Agreement, this Indenture and such Subsidiary Guarantee constitute a legal, valid, binding and enforceable obligation of such Restricted Subsidiary, subject to customary assumptions and exceptions, including for bankruptcy, fraudulent transfer and equitable principles.

     C. Pursuant to Section 9.1 of the Indenture, the Trustee, the Issuers, and the Existing Subsidiary Guarantors may, without the consent of any Holder, execute and deliver this Supplemental Indenture for the purpose of complying with Section 10.13.

     D The New Subsidiary Guarantors have provided the Trustee with the documents and agreements referred to in Section 10.13 of the Indenture.

                                    AGREEMENT

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     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:

     1. Defined Terms. As used in this Supplemental Indenture, unless otherwise defined herein, terms defined in the Indenture or in the preamble or recitals hereto are used in this Supplemental Indenture as therein defined. The words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

     2. Agreement to Guarantee. Each New Subsidiary Guarantor, jointly and severally with all other Subsidiary Guarantors, hereby unconditionally guarantees to each Holder and the Trustee irrespective of the validity or enforceability of this Supplemental Indenture or the Indenture, the Notes, the Security Documents, the Registration Rights Agreement or the Obligations of the Issuers under the Indenture, on the terms and subject to the conditions set forth in section 10.8 and Article X of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, each New Subsidiary Guarantor shall be a Subsidiary Guarantor for all purposes under the Indenture and the Notes.

     3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b). THE ISSUERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUERS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE ISSUERS IRREVOCABLY CONSENT, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ISSUERS AT THEIR ADDRESS SET FORTH IN THE INDENTURE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO


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COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUERS IN ANY OTHER
JURISDICTION.

     4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, (i) this Supplemental Indenture shall not constitute an amendment or waiver of any provision of the Indenture and shall not be construed as a waiver or consent to any further or future action or Default or Event of Default and (ii) the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

     5. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

     6. Headings. The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     7. Trustee. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements are deemed to be those of the Issuers and the Subsidiary Guarantors and not of the Trustee.


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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

THE NEW SUBSIDIARY GUARANTORS:

THE MAJESTIC STAR CASINO II, INC.
BUFFINGTON HARBOR PARKING ASSOCIATES, LLC
BUFFINGTON HARBOR RIVERBOATS, L.L.C.
MAJESTIC STAR CASINO CAPITAL CORP. II


By:
    ---------------------------------
Name:
      -------------------------------
Title:
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THE ISSUERS:

THE MAJESTIC STAR CASINO, LLC.
THE MAJESTIC STAR CASINO CAPITAL CORP.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
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THE SUBSIDIARY GUARANTORS:

MAJESTIC INVESTOR, LLC
MAJESTIC INVESTOR HOLDINGS, LLC
BARDEN MISSISSIPPI GAMING, LLC
BARDEN COLORADO GAMING, LLC
MAJESTIC INVESTOR CAPITAL CORP.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
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THE TRUSTEE:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
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